Supplement to the
Fidelity® Municipal Bond Index Fund
August 29, 2020
Summary Prospectus

Effective October 1, 2020, Richard Munclinger replaces Jay Small as a co-manager of the fund.

Effective October 1, 2020, the following information supplements similar information found in the ”Fund Summary” section under the heading ”Portfolio Manager(s)”.

Richard Munclinger (co-manager) has managed the fund since October 2020.

MBL-SUM-20-01 1.9900304.100	September 9, 2020